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                                  ORALABS, INC.
                             2901 South Tejon Street
                            Englewood, Colorado 80110

Telephone:                                                            Facsimile:
(303)783-9499                                                      (303)783-5759


                                 April 28, 1999



Mr. Gary H. Schlatter
4835 South Gaylord Street
Englewood, CO 80110

Dear Mr. Schlatter:

     This letter confirms the agreement between the parties that the contract between OraLabs, Inc. and Top Form Brands, Inc. effective April 1, 1998 shall terminate as of June 30, 1999.

                                                     Very truly yours,

                                                     /s/ Allen R. Goldstone

                                                     Allen R. Goldstone,
                                                     Authorized Director





APPROVED:

TOP FORM BRANDS, INC.


By: /s/ Gary H. Schlatter
   ----------------------------
        Gary H. Schlatter, Authorized Officer